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                                                                   EXHIBIT 99.20


DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Pacific NW Cruise Line, LLC was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





 /s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting